Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
November 30, 1996



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.6335%



        Excess Protection Level
          3 Month Average  5.28%
          November, 1996  5.39%
          October, 1996  5.18%
          September, 1996  5.27%


        Cash Yield                                  17.08%


        Investor Charge Offs                        3.86%


        Base Rate                                   7.82%


        Over 35 Day Delinquency                     4.38%


        Seller's Interest                           15.65%


        Total Payment Rate                          11.72%


        Total Principal Balance                     $22,372,660,639.66


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,500,733,121.17